Cash and Restricted Deposits	12 Months Ended
Dec. 31, 2020
Disclosure Of Cash And Restricted Deposits Explanatory [Abstract]
Cash and Restricted Deposits

Note 3.A – Cash

	December 31,
	2019	2020
	Thousands USD	Thousands USD
Bank accounts- dominated in NIS	348	1,057
Bank accounts- dominated in USD	3,536	584,205
Bank accounts- other	10	76
	3,894	585,338

Note 3.B – Restricted deposits

The Group has a restricted deposit in the amount of $468 thousand for the lease of its offices and labs and for credit cards. The deposit is not linked and bears an annual interest rate of 0.01%. The Group expects to lease its offices and labs for a period of more than a year, thus the restricted deposit was classified as a non-current asset.